UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 18, 2004

Date of Report (Date of earliest event reported):

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

1-13948

(Commission File Number)

Delaware	62-1612879
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Atlanta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01        Entry into a Material Definitive Agreement.

Amendment to the Credit Agreement.  On January 26, 2005, Schweitzer-Mauduit International, Inc., a Delaware corporation, entered into Amendment No. 3 (the “Amendment”) to the Credit Agreement dated as of January 31, 2002 (filed as exhibit 10.14.1 to Form 10-K for the year ended December 31, 2001), as amended by Amendment No. 1 dated as of January 30, 2003 (filed as exhibit 10.14.2 to Form 10-K for the year ended December 31, 2002) and Amendment No. 2 dated as of January 29, 2004 (filed as exhibit 10.14.3 to Form 10-K for the year ended December 31, 2003) (the “Credit Agreement”).  This Amendment is among Schweitzer-Mauduit International, Inc., Schweitzer-Mauduit France S.A.R.L, a French corporation, and a group of banks led by Société Générale as agent for the banks.  Under the Amendment, the Company renewed its 364-day revolving credit facility under the Credit Agreement, extending these facilities from January 27, 2005 to January 26, 2006.  This Amendment also increased the amounts available to the Company under the 364-day revolving credit facility in U.S. dollars from $10.0 million to $15.0 million and reduced the amount available to the Company in euros from €12.0 million to €8.0 million.  The Amendment will be filed as an exhibit with the Company’s next periodic report.

2005 Annual Incentive Plan Measurement Objectives.  On November 18, 2004, the Compensation Committee of the Board of Directors established operating profit as the performance-based objective criteria under the Annual Incentive Plan Amended and Restated as of February 25, 1999 (filed as exhibit 10.6 to Form 10-K for the year ended December 31, 1998) pursuant to which the France, United States, Indonesia and Brazil operating units and the Chief Operating Officer will be measured for the 2005 measurement period.

On December 2, 2004, the Board of Directors established diluted earnings per share as the performance-based objective criteria under the Annual Incentive Plan Amended and Restated as of February 25, 1999 (filed as exhibit 10.6 to Form 10-K for the year ended December 31, 1998) pursuant to which the corporate business unit will be measured for the 2005 measurement period.

Item 2.02        Results of Operations and Financial Condition.

On January 27, 2005, Schweitzer-Mauduit International, Inc. issued a press release, furnished as Exhibit 99.1, announcing the Company’s financial results for the fiscal quarter and year ended December 31, 2004.

Item 9.01        Financial Statements and Exhibits.

(c)  Exhibits

99.1         Fourth Quarter Earnings Press Release of Schweitzer-Mauduit International, Inc., issued January 27, 2005.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ PAUL C. ROBERTS
Paul C. Roberts
Chief Financial Officer and Treasurer
Dated: January 27, 2005

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